                                                                   EXHIBIT 10.35

                                FIFTH AMENDMENT

         THIS FIFTH AMENDMENT (the "Amendment") is made and entered into as of the 15th day of August, 2000, by and between EOP-BAY PARK PLAZA, L.L.C., a
    ----        ------
Delaware limited liability company ("Landlord") and CROSSWORLDS SOFTWARE, INC., a Delaware corporation ("Tenant").


                                  WITNESSETH:
                                  ----------

A. WHEREAS, Landlord (as successor in interest to Bay Park Plaza Associates, L.P., a California limited partnership) and Tenant (as successor in interest to CrossRoads Software, Inc., a Delaware corporation) are parties to that certain lease dated the 6th day of December, 1996, for space currently containing approximately 51,274 rentable square feet (the "Original Premises") described as Suite Nos. 210, 230, 500, 600, 650 and 800 on the 2nd, 5th, 6th and 8th floors of the building commonly known as Bay Park Plaza and the address of which is 577 Airport Boulevard, Burlingame, California (the "Building"), which lease has been previously amended by instruments dated November 13, 1997 (the "First Amendment"), March 16, 1998, March 29, 1999,
         January 28, 2000 and June 28, 2000 (collectively, the "Lease"); and

B. WHEREAS, Tenant has requested that additional space containing approximately 20,670 rentable square feet consisting of (i) approximately 4,266 rentable square feet described as Suite No. 185 (the "Suite 185 Space") on the 1st floor of the Building shown on Exhibit A-1 hereto, (ii) approximately 4,000 rentable square feet described as Suite No. 450 (the "Suite 450 Space") on the 4th floor of the Building shown on Exhibit A-2 hereto (the Suite 185 Space and the Suite 450 Space are sometimes referred to herein as the "Seventh Expansion Space"); and (iii) approximately 12,404 rentable square feet (the "Eighth Expansion Space") described as Suite No. 200 on the 2nd floor of the Building shown on Exhibit A-3 hereto (the Seventh Expansion Space and the Eighth Expansion Space are sometimes referred to herein as the "Expansion Spaces") be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I. Expansion and Effective Date. Effective as of the Seventh Expansion Effective Date (as hereinafter defined), the Premises, as defined in the Lease, is increased by 8,266 rentable square feet on the 1st and 4th floors by the addition of the Seventh Expansion Space, and from and after the Seventh Expansion Effective Date, the Premises, as defined in the Lease, shall be deemed to include the Seventh Expansion Space. Effective as of the Eighth Expansion Effective Date (as hereinafter defined), the Premises as defined in the Lease (and as amended by this Amendment), is increased by 12,404 rentable square feet on the 2nd floor by the addition of the Eighth Expansion Space, and from and after the Eighth Expansion Effective Date, the Premises, as defined in the Lease (and as amended by this Amendment), shall be deemed to include the Eighth Expansion Space. The Term for the Seventh Expansion Space shall commence on the Seventh Expansion Effective Date and end on the Expiration Date (i.e., April 30, 2008). The Term for the Eighth Expansion Space shall commence on the Eighth Expansion Effective Date and end on the Expiration Date. The Seventh Expansion Space and Eighth Expansion Space are subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Seventh Expansion Space and the Eighth Expansion Space, as the case may be.

         A.       1.       The Seventh Expansion Effective Date shall be August
                           15, 2000.

                  2. The Seventh Expansion Effective Date with respect to the Suite 185 Space and the Seventh Expansion Effective Date with respect to the Suite 450 Space shall be delayed to the extent that Landlord fails to deliver possession of the Suite 185 Space or the Suite 450 Space, as the case may be, for any reason, including but not limited to, holding over by prior occupants. Any such delay in the Seventh Expansion Effective Date with respect to the Suite 185 Space or the Suite 450 Space, as the case may be, shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Seventh Expansion Effective Date is delayed for the Suite 185 Space or the Suite 450 Space, as the case may be, the Expiration Date under the Lease shall not be similarly extended. Tenant hereby acknowledges that Landlord will not and is not required to substantially complete on or before the Seventh Expansion Effective Date either (i) the Suite 185 Landlord Work described in Exhibit B-1 attached hereto or (ii) the Suite 450 Landlord Work described in Exhibit B-2 attached hereto.

         B.       1.       The Eighth Expansion Effective Date shall be December
                           1, 2000.

                  2. The Eighth Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Eighth Expansion Space for any reason, including but not limited to, holding over by prior occupants. Any such delay in the Eighth Expansion Effective Date with respect to the Eighth Expansion Space shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Eighth Expansion Effective Date is delayed, the Expiration Date under the Lease shall not be similarly extended. Tenant hereby acknowledges that Landlord will not and is not required to substantially complete the Eighth Expansion Landlord Work described in Exhibit B-3 attached hereto prior to the Eighth Expansion Effective Date. The Suite 185 Landlord Work, the Suite 400 Landlord Work and the Eighth Expansion Landlord Work are sometimes collectively referred to herein as the "Landlord Work".

II. Monthly Base Rental. In addition to Tenant's obligation to pay Base Rent for the Original Premises, Tenant shall pay Base Rent for the Seventh Expansion Space and the Eighth Expansion Space in accordance with the following schedules:

         A. Seventh Expansion Space From Seventh Expansion Effective Date Through Expiration Date. As of the Seventh Expansion Effective Date, the schedule of monthly installments of Base Rent payable with respect to the Seventh Expansion Space through the Expiration Date is the following:

                       Period          Annual Rate       Annual       Monthly
                       ------        Per Square Foot    Base Rent    Base Rent
                                     ---------------    ---------    ---------

                  8/15/00 -              $75.00        $619,950.00   $51,662.50
                  4/30/01

                  5/1/01 - 4/30/02       $78.00        $644,748.00   $53,729.00

                  5/1/02 - 4/30/03       $81.12        $670,537.92   $55,878.16

                  5/1/03 - 4/30/04       $84.36        $697,319.76   $58,109.98

                  5/1/04 - 4/30/05       $87.74        $725,258.88   $60,438.24

                  5/1/05 - 4/30/06       $91.25        $754,272.48   $62,856.04

                  5/1/06 - 4/30/07       $94.90        $784,443.36   $65,370.28

                  5/1/07 - 4/30/08       $98.70        $815,854.20   $67,987.85

                  All such Base Rent shall be payable by Tenant in accordance with the terms of Section 3 of the Lease.

                  Landlord and Tenant acknowledge that the foregoing schedule is based on the assumption that the Seventh Expansion Effective Date for the Suite 185 Space and the Suite 450 Space is August 15, 2000. If, as a result of Landlord's failure to deliver possession of the Suite 185 Space or the Suite 450 Space, as the case may be, as set forth in Section I.A.2. above, the Seventh Expansion Effective Date with respect to the Suite 185 Space or the Suite 450 Space, as the case may be, is other than August 15, 2000, the schedule set forth above with respect to the payment of any installment(s) of Base Rent with respect to the Suite 185 Space or the Suite 450 Space, as the case may be, shall be appropriately adjusted on a per diem basis to reflect the actual Seventh Expansion Effective

                  Date with respect to the Suite 185 Space or the Suite 450 Space, as the case may be, and the actual Seventh Expansion Effective Date with respect to the Suite 185 Space or the Suite 450 space, as the case may be, shall be set forth in a confirmation letter to be prepared by Landlord. However, the effective date of any increases or decreases in the Base Rent rate shall not be postponed as a result of an adjustment of the Seventh Expansion Effective Date with respect to the Suite 185 Space or the Suite 450 Space, as the case may be, as provided above.

         B. Eighth Expansion Space From Eighth Expansion Effective Date Through Expiration Date. As of the Eighth Expansion Effective Date, the schedule of monthly installments of Base Rent payable with respect to the Eighth Expansion Space through the Expiration Date is the following:

                       Period          Annual Rate       Annual        Monthly
                       ------        Per Square Foot    Base Rent     Base Rent
                                     ---------------    ---------     ---------

                  12/1/00 - 4/30/01      $75.00      $  930,300.00   $ 77,525.00

                   5/1/01 - 4/30/02      $78.00      $  987,512.00   $ 80,626.00

                   5/1/02 - 4/30/03      $81.12      $1,006,212.48   $ 83,851.04

                   5/1/03 - 4/30/04      $84.36      $1,046,401.44   $ 87,200.12

                   5/1/04 - 4/30/05      $87.74      $1,088,326.92   $ 90,693.91

                   5/1/05 - 4/30/06      $91.25      $1,131,864.96   $ 94,322.08

                   5/1/06 - 4/30/07      $94.90      $1,177,139.64   $ 98,094.97

                   5/1/07 - 4/30/08      $98.70      $1,224,274.80   $102,022.90

                  All such Base Rent shall be payable by Tenant in accordance with the terms of Section 3 of the Lease.

                  Landlord and Tenant acknowledge that the foregoing schedule is based on the assumption that the Eighth Expansion Effective Date is December 1, 2000. If, as a result of Landlord's failure to deliver possession of the Eighth Expansion Space as set forth in Section I.B.2. above, the Eighth Expansion Effective Date is other than December 1, 2000, the schedule set forth above with respect to the payment of any installment(s) of Base Rent for the Eighth Expansion Space shall be appropriately adjusted on a per diem basis to reflect the actual Eighth Expansion Effective Date and the actual Eighth Expansion Effective Date shall be set forth in a confirmation letter to be prepared by Landlord. However, the effective date of any increases or decreases in the Base Rent rate shall not be postponed as a result of an adjustment of the Eighth Expansion Effective Date as provided above.

III. Additional Security Deposit. Upon Tenant's execution hereof, Tenant shall pay Landlord the sum of $154,808.00, which is added to and becomes part of the Security Deposit, if any, held by Landlord as provided under the Lease as security for payment of Rent and the performance of the other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $66,610.00 to $221,418.00.

IV.      Tenant's Share.

         A. Seventh Expansion Space. For the period commencing with the Seventh Expansion Effective Date and ending on the Expiration Date, Tenant's Share for the Seventh Expansion Space is 5.9085% (i.e., Tenant's Share is 3.0493% with respect to the Suite 185 Space and 2.8592% with respect to the Suite 450 Space).

         B. Eighth Expansion Space. For the period commencing with the Eighth Expansion Effective Date and ending on the Expiration Date, Tenant's Share for the Eighth Expansion Space is 8.8663%.

V.       Additional Rent.

         A. Seventh Expansion Space. For the period commencing with the Seventh Expansion Effective Date and ending on the Expiration Date. Tenant shall pay the Additional Rent applicable to the Seventh Expansion Space in accordance with the terms of the Lease, provided, however during such period, the Base Year used for the computation of the Additional Rent payable by Tenant for the Seventh Expansion Space is 2000.

         B. Eighth Expansion Space. For the period commencing with the Eighth Expansion Effective Date and ending on the Expiration Date, Tenant shall pay the Additional Rent applicable to the Eighth Expansion Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year used for the computation of the Additional Rent payable by Tenant for the Eighth Expansion Space is 2000.

VI. Improvements to Expansion Spaces. Tenant has inspected the Expansion Spaces (i.e., the Seventh Expansion Space and the Eighth Expansion Space) and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, subject to Landlord's obligation to perform the applicable Landlord Work as described in Exhibit B attached hereto. Tenant hereby acknowledges that Landlord shall perform the applicable Landlord Work while Tenant is in possession of the applicable Expansion Space, and Tenant hereby agrees to cooperate with Landlord to allow Landlord to complete the applicable Landlord Work as expeditiously as reasonably possible and Tenant hereby accepts any and all inconveniences associated with the performance of the applicable Landlord Work (including reasonable interference with Tenant's business operations, paint fumes, noise and dust) and agrees that the performance of the applicable Landlord Work shall not constitute a constructive eviction.

VII. Early Access to Expansion Space. During any period that Landlord shall permit Tenant to enter (i) the Suite 185 Space or the Suite 450 Space, as the case may be, prior to the Seventh Expansion Effective Date and/or (ii) the Eighth Expansion Space prior to the Eighth Expansion Effective Date to perform alterations or improvements, Tenant shall comply with all of the terms and provisions of the Lease, as amended by this Amendment, except those provisions requiring payment of Base Rent or Additional Rent for the Suite 185 Space, the Suite 450 Space and the Eighth Expansion Space, as the case may be. If Tenant takes possession of the Suite 185 Space or the Suite 450 Space prior to the Seventh Expansion Effective Date or the Eighth Expansion Space prior to the Eighth Expansion Effective Date, as the case may be, for any reason whatsoever (other than the performance of work in the Suite 185 Space, Suite 450 Space or Eighth Expansion Space, as the case may be, with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease, as amended by this Amendment, and Tenant shall pay Base Rent and Additional Rent as applicable for the Suite 185 Space, the Suite 450 Space or the Eighth Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Seventh Expansion Effective Date or Eighth Expansion Effective Date, as the case may be.

VIII. Other Pertinent Provisions. Landlord and Tenant agree that, effective as of the date hereof (unless different effective dates are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

         A. Landlord's Address for Payment of Rent. Landlord's Address for Payment of Rent set forth on page 2 of the Basic Lease Information in the Lease is hereby amended to reflect that Rent shall be made payable to the order of Equity Office Properties and addressed as follows:

                  "EOP Operating Limited Partnership
                  as agent for EOP-Bay Park Plaza, L.L.C.
                  File 72845 P.O. Box 61000
                  San Francisco, CA 94161-2845"

         B. Landlord's Address for Notices. Landlord's Address for Notices set forth on page 2 of the Basic Lease Information in the Lease is hereby amended to reflect that notices to Landlord shall be addressed as follows:

                  EOP-Bay Park Plaza, L.L.C., a Delaware limited liability company
                  c/o Equity Office Properties
                  577 Airport Boulevard, Suite 200
                  Burlingame, CA 94010
                  Attention: Property Manager

                  with a copy to:


                  EOP-Bay Park Plaza, L.L.C., a Delaware limited liability company
                  c/o Equity Office Properties Trust
                  Two North Riverside Plaza, Suite 2100
                  Chicago, IL 60606
                  Attention: Regional Counsel - Pacific Region"

         C. Letter of Credit. Upon execution of this Amendment, Tenant shall deliver to Landlord, subject to the provisions of Paragraph 2 of the Additional Provisions Rider to the Lease (except that the Additional Letter of Credit, as hereinafter defined, shall not be allowed to reduce during the Term of the Lease) and this Section VIII(C), in addition to the existing Letter(s) of Credit, an additional irrevocable letter of credit (the "Additional Letter of Credit"), which Additional Letter of Credit shall: (a) be in the amount of $963,095.20;
                  (b) be issued on the form attached hereto as Exhibit C; (c) name Landlord as its beneficiary; (d) be drawn on an FDIC insured financial institution satisfactory to the Landlord; and (e) expire no earlier than 60 days after the Expiration Date.

         D. Inapplicable Section. The cost of living adjustment, as set forth in Section 10 of the First Amendment, shall not apply with respect to the Seventh Expansion Space and the Eighth Expansion Space.

         E.       Parking.

                  1. During the term of the Lease for the Seventh Expansion Space, Landlord shall provide Tenant, free of charge on an unassigned, non-exclusive and unlabelled basis, up to 28 additional parking spaces in the Parking Facility in accordance with all of the provisions of Paragraph 1 of the Additional Provisions Rider attached to the Lease as Exhibit D.

                  2. During the term of the Lease for the Eighth Expansion Space, Landlord shall provide Tenant, free of charge on an unassigned, non-exclusive and unlabelled basis, up to 41 additional parking spaces in the Parking Facility in accordance with all of the provisions of Paragraph 1 of the Additional Provisions Rider attached to the Lease as Exhibit D.

         F.       Contingencies.

                  1. This Amendment as it pertains to the Seventh Expansion Space only is specifically contingent upon the modification of that certain lease dated February 8, 1999 (the "First Prior Tenant Lease"), by and between Landlord (as successor in interest to Bay Park Plaza Associates, L.P., a California limited partnership) and Pacific Gateway Exchange, a Delaware corporation ("First Prior Tenant"), pursuant to which the First Prior Tenant is currently leasing the Suite 185 Space and the Suite 450 Space. Landlord currently is negotiating the terms of an agreement with First Prior Tenant to amend the First Prior Tenant Lease (the "First Prior Tenant Reduction Amendment") whereby the First Prior Tenant's lease of the Suite 185 Space and the Suite 450 Space will be terminated. This Amendment as it respects the Seventh Expansion Space shall have no force or effect unless and until the First Prior Tenant Reduction Amendment is fully executed. This Section VIII.F.1. shall have no application whatsoever with respect to Tenant's lease of the Eighth Expansion Space.

                  2. This Amendment as it pertains to the Eighth Expansion Space only is specifically contingent upon the termination of that certain lease dated February 1, 1994 (the "Second Prior Tenant Lease"), by and between Landlord (as successor in interest to Bay Park Plaza Associates, L.P., a California limited partnership), and United States Postal Service ("Second Prior Tenant"), pursuant to which the Second Prior Tenant is currently leasing the Eighth Expansion Space. Landlord currently is negotiating the terms of an agreement with Second Prior Tenant to terminate the Second Prior Tenant Lease (the "Second Prior Tenant Termination Agreement"). This Amendment as it respects the Eight Expansion Space shall have no force or effect unless and until the Second Prior Tenant Termination Agreement is fully executed. This Section VIII.F.2. shall have no application whatsoever with respect to Tenant's lease of the Seventh Expansion Space.

IX.      Miscellaneous.

         A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

         B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

         C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

         D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

         E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Agreement.

         F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Agreement. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                IN WITNESS WHEREOF, Landlord and Tenant have duly executed this
            Amendment as of the day and year first above written.

                                       LANDLORD:

                                       EOP-BAY PARK PLAZA L.L.C., a Delaware
                                       limited liability company

                                       By: EOP Operating Limited Partnership, a
                                           Delaware limited partnership, its
                                           sole member

                                           By: Equity Office Properties Trust, a
                                               Maryland real estate investment
                                               trust, its general partner

                                               By: /s/ ROBERT E. DEZZUTTI
                                                   -------------------------

                                               Name: Robert E. Dezzutti
                                                     -----------------------

                                               Title: Vice President
                                                      ----------------------

                                       TENANT:

                                       CROSSWORLDS SOFTWARE, INC., a Delaware
                                       corporation

                                       By:    /s/ ALFRED J. AMOROSO
                                              ----------------------------
                                       Name:  Alfred J. Amoroso
                                              ----------------------------
                                       Title: President & CEO
                                              ----------------------------

                                       By:
                                              ----------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------

                                  EXHIBIT A-1
                                  -----------

                               Attach Floor Plan
                           Showing Suite 185 Space


                            [GRAPHIC APPEARS HERE}







                                                   Bay Park Plaza

                                                   First Floor

                                                   EQUITY OFFICE
                                                   2929 Campus Drive, Suite 150
                                                   San Mateo, CA 94403
                                                   (850) 341-5430




                                   EXHIBIT A-1

                                  EXHIBIT A-2
                                  -----------

                              Attach Floor Plan
                           Showing Suite 450 Space

                            [GRAPHIC APPEARS HERE]







BAY PARK PLAZA                      FOURTH FLOOR
------------------------------------------------







                                   EXHIBIT A-2

                                 EXHIBIT A-3
                                 -----------

                               Attach Floor Plan
                        Showing Eighth Expansion Space

                            [GRAPHIC APPEARS HERE]







BAY PARK PLAZA                      SECOND FLOOR
------------------------------------------------

EQUITY OFFICE
2929 Campus Drive, Suite 150
San Mateo, CA 94403
(850) 341-5430







                                   EXHIBIT A-3

                                  EXHIBIT B-1
                                  -----------
                                  WORK LETTER
                                  -----------
                       [Maximum Amount: Plans Completed]
                        -------------------------------

                  This Exhibit is attached to and made a part of the Lease dated the 15th day of August, 2000, by and between EOP-BAY PARK PLAZA,
             ----        ------
         L.L.C., a Delaware limited liability company ("Landlord") and CROSSWORLDS SOFTWARE, INC., a Delaware corporation ("Tenant") for space in the Building located at 577 Airport Boulevard, Burlingame, California.

         1. Landlord shall perform improvements to the Suite 185 Space substantially in accordance with the plans prepared by TSH Architects, dated July 21, 2000 (the "Suite 185 Space Plans"). The improvements to be performed by Landlord in accordance with the Suite 185 Space Plans are hereinafter referred to as "Suite 185 Landlord Work." It is agreed that construction of the Suite 185 Landlord Work is intended to be "turn-key" and will be completed at Landlord's sole cost and expense (subject to the Suite 185 Maximum Amount and further subject to the terms of Section 4 below) using Building Standard methods, materials and finishes. Landlord and Tenant agree that Landlord's obligation to pay for the cost of Suite 185 Landlord Work (inclusive of the cost of preparing Space 185 Space Plans, obtaining permits, a construction management fee equal to 5% of the total construction costs, and other related costs) shall be limited to $21,330.00 (the "Suite 185 Maximum Amount") and that Tenant shall be responsible for the cost of Suite 185 Landlord Work, plus any applicable state sales or use tax, if any, to the extent that it exceeds the Suite 185 Maximum Amount. Landlord shall enter into a direct contract for the Suite 185 Landlord Work with Commercial Interior Contractors. Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Suite 185 Landlord Work. Landlord's supervision or performance of any work for or on behalf of Tenant shall not be deemed a representation by Landlord that such Suite 105 Space Plans or the revisions thereto comply with applicable insurance requirements, building codes, ordinances, laws or regulations, or that the improvements constructed in accordance with the Suite 185 Space Plans and any revisions thereto will be adequate for Tenant's use, it being agreed that Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Suite 185 Space and the placement of Tenant's furniture, appliances and equipment).

         2. In the event Landlord's estimate and/or the actual cost of the Suite 185 Landlord Work shall exceed the Suite 185 Maximum Amount, Landlord, prior to commencing any construction of Suite 185 Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Suite 185 Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within three (3) Business Days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Suite 185 Landlord Work. In the event Tenant notifies
                  Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

         3. In the event Landlord's estimate and/or the actual cost of construction shall exceed the Suite 185 Maximum Amount (such amounts exceeding the Suite 185 Maximum Amount being herein referred to as the "Suite 185 Excess Costs"), Tenant shall pay to Landlord such Suite 185 Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

         4. If Tenant shall request any revisions to the Suite 185 Space Plans, Landlord shall have such revisions prepared at Tenant's sole cost and expense and Tenant shall reimburse Landlord for the cost of preparing any such revisions to the Suite 185 Space Plans, plus any applicable state sales or use tax thereon, upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost In the Suite 185 Landlord Work, if any, resulting from such revisions to the Suite l85 Space Plans. Tenant shall, within one (1) Business Day, notify Landlord In writing whether it desires to proceed with such revisions. In the absence of such written authorization, Landlord

                                  EXHIBIT B-1
                  shall have the option to continue work on the Suite 185 Space disregarding the requested revision. Tenant shall be responsible for any Delay in completion of the Suite 185 Space resulting from any revision to the Suite 185 Space Plans. In the event such revisions result in an increase in the cost of Suite 185 Landlord Work, such increased costs, plus any applicable state sales or use tax thereon, shall be payable by Tenant upon demand. Notwithstanding anything herein to the contrary, all revisions to the Suite 185 Space Plans shall be subject to the approval of Landlord.

         5. This Exhibit B-1 shall not be deemed applicable to any additional space added to the Premises (including, without limitation, the Suite 185 Space) at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Premises (including, without limitation, the Suite 185 Space) or any additions to the Premises, (including, without limitation, the Suite 185 Space) in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have entered into this Exhibit as of the date first written above.

                                       LANDLORD:

                                       EOP-BAY PARK, PLAZA, L.L.C., a Delaware
                                       limited liability company

                                       BY: EOP Operating Limited Partnership, a
                                           Delaware limited partnership, its
                                           sole member

                                           By: Equity Office Properties Trust, a
                                               Maryland real estate investment
                                               trust, its general partner

                                               By: /s/ ROBERT E. DEZZUTTI
                                                   -----------------------------
                                               Name: Robert E. Dezzutti
                                                     ---------------------------
                                               Title: Vice President
                                                      --------------------------

                                       TENANT:

                                       CROSSWORLDS SOFTWARE, INC., a Delaware
                                       corporation

                                       By:    /s/ ALFRED J. AMOROSO
                                              ----------------------------
                                       Name:  Alfred J. Amoroso
                                              ----------------------------
                                       Title: President & CEO
                                              ----------------------------

                                       By:
                                              ----------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------


                                  EXHIBIT B-1

                                  EXHIBIT B-2
                                  -----------

                                  WORK LETTER
                                  -----------
                       (Maximum Amount: Plans Completed)
                       ---------------------------------

         This Exhibit is attached to and made a part of the Lease dated the 15th day of August, 2000, by and between EOP-BAY PARK PLAZA, L.L.C., a Delaware limited liability company ("Landlord") and CROSSWORLDS SOFTWARE, INC., a Delaware corporation ("Tenant") for space in the Building located at 577 Airport Boulevard, Burlingame, California.

1. Landlord shall perform improvements to the Suite 450 Space substantially in accordance with the plans prepared by TSH Architects, dated July 21, 2000 (the "Suite 450 Space Plans"). The improvements to be performed by Landlord in accordance with the Suite 450 Space Plans are hereinafter referred to as the "Suite 450 Landlord Work." It is agreed that construction of the Suite 450 Landlord Work is intended to be "turn-key" and will be completed at Landlord's sole cost and expense (subject to the Suite 450 Maximum Amount and further subject to the terms of Section 4 below) using Building Standard methods, materials and finishes. Landlord and Tenant agree that Landlord's obligation to pay for the cost of Suite 450 Landlord Work (inclusive of the cost of preparing Suite 450 Space Plans, obtaining permits, a construction management fee equal to 5% of the total construction costs, and other related costs) shall be limited to $20,000.00 (the "Suite 450 Maximum Amount") and that Tenant shall be responsible for the cost of Suite 450 Landlord Work, plus any applicable state sales or use tax, if any, to the extent that it exceeds the Suite 450 Maximum Amount. Landlord shall enter into a direct contract for the Suite 450 Landlord Work with Commercial Interior Contractors. Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Suite 450 Landlord Work. Landlord's supervision of performance of any work for or on behalf of Tenant shall not be deemed a representation by Landlord that such Suite 450 Space Plans or the revisions thereto comply with applicable insurance requirements, building codes, ordinances, laws or regulations, or that the improvements constructed in accordance with the Suite 450 Space Plans and any revisions thereto will be adequate for Tenant's use, it being agreed that Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design. the configuration of the premises and the placement of Tenant's furniture, appliances and equipment).

2. In the event Landlord's estimate and/or the actual cost of the Suite 450 Landlord Work shall exceed the Suite 450 Maximum Amount, Landlord, prior to commencing any construction of Suite 450 Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Suite 450 Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within three (3) Business Days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Suite 450 Landlord Work. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

3. In the event Landlord's estimate and/or the actual cost of construction shall exceed the Suite 450 Maximum Amount (such amounts exceeding the Suite 450 Maximum Amount being herein referred to as the "Suite 450 Excess Costs"), Tenant shall pay to Landlord such Suite 450 Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

4. If Tenant shall request any revisions to the Suite 450 Space Plans, Landlord shall have such revisions prepared at Tenant's sole cost and expense and Tenant shall reimburse Landlord for the cost of preparing any such revisions to the Suite 450 Space Plans, plus any applicable state sales or use tax thereon, upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost in the Suite 450 Landlord Work, if any, resulting from such revisions to the Suite 450 Space Plans. Tenant shall, within one
         (1) Business Day, notify Landlord in writing whether it desires to proceed with such revisions. In the absence of such written authorization, Landlord


                                  EXHIBIT B-2
         shall have the option to continue work on the Suite 450 Space disregarding the requested revision. Tenant shall be responsible for any Delay in completion of the Suite 450 Space resulting from any revision to the Suite 450 Space Plans. In the event such revisions result in an increase in the cost of Suite 450 Landlord Work, such increased costs, plus any applicable state sales or use tax thereon, shall be payable by Tenant upon demand. Notwithstanding anything herein to the contrary, all revisions to the Suite 450 Space Plans shall be subject to the approval of Landlord.

5. This Exhibit B-2 shall not be deemed applicable to any additional space added to the Premises (including, without limitation, the Suite 450 Space) at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Premises (including, without limitation, the Suite 450 Space) or any additions to the Premises, (including, without limitation, the Suite 450 Space) in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have entered into this Exhibit as of the date first written above.

                                       LANDLORD:

                                       EOP-BAY PARK, PLAZA, L.L.C., a Delaware
                                       limited liability company

                                       BY: EOP Operating Limited Partnership, a
                                           Delaware limited partnership, its
                                           sole member

                                           By: Equity Office Properties Trust, a
                                               Maryland real estate investment
                                               trust, its general partner

                                               By: /s/ ROBERT E. DEZZUTTI
                                                   -----------------------------
                                               Name: Robert E. Dezzutti
                                                     ---------------------------
                                               Title: Vice President
                                                      --------------------------

                                       TENANT:

                                       CROSSWORLDS SOFTWARE, INC., a Delaware
                                       corporation

                                       By:    /s/ ALFRED J. AMOROSO
                                              ----------------------------
                                       Name:      Alfred J. Amoroso
                                              ----------------------------
                                       Title:  President & CEO
                                              ----------------------------

                                       By:
                                              ----------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------


                                  EXHIBIT B-2

                                  EXHIBIT B-3
                                  -----------

                                  WORK LETTER
                                  -----------
                    (Maximum Amount: Plans Not Yet Completed)
                    -----------------------------------------

         This Exhibit is attached to and made a part of the Lease dated the 15th day of August, 2000, by and between EOP-BAY PARK PLAZA, L.L.C., a Delaware limited liability company ("Landlord") and CROSSWORLDS SOFTWARE, INC., a Delaware corporation ("Tenant") for space in the Building located at 577 Airport Boulevard, Burlingame, California.

1. This Work Letter shall set forth the obligations of Landlord and Tenant with respect to the preparation of the Eighth Expansion Space for Tenant's occupancy. All improvements described in this Work Letter to be constructed in and upon the Eighth Expansion Space by Landlord are hereinafter referred to as the "Eighth Expansion Space Landlord Work." It is agreed that construction of the Eighth Expansion Space Landlord Work is intended to be "turn-key" and will be completed at Landlord's sole cost and expense, using Building Standard methods, materials, and finishes. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the Eighth Expansion Plans (hereinafter defined) for the Eighth Expansion Space Landlord Work have not yet been prepared, and, therefore, it is impossible to determine the exact cost of the Eighth Expansion Space Landlord Work at this time. Accordingly, Landlord and Tenant agree that Landlord's obligation to pay for the cost of Eighth Expansion Space Landlord Work (inclusive of the cost of preparing Eighth Expansion Plans, obtaining permits, a construction management fee equal to 5% of the total construction costs, and other related costs) shall be limited to $62,020.00 (the "Maximum Amount") and that Tenant shall be responsible for the cost of Eighth Expansion Space Landlord Work, plus any applicable state sales or use tax, if any, to the extent that it exceeds the Maximum Amount. Landlord shall enter into a direct contract for the Eighth Expansion Space Landlord Work with Commercial Interior Contractors. Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Eighth Expansion Space Landlord Work.

2. Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications (called "Eighth Expansion Plans") necessary to construct the Eighth Expansion Space Landlord Work, which plans shall be subject to approval by Landlord and Landlord's architect and engineers and shall comply with their requirements to avoid aesthetic or other conflicts with the design and function of the balance of the Building. Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. If requested by Tenant, Landlord's architect will prepare the Eighth Expansion Plans necessary for such construction at Tenant's cost. Whether or not the layout and Eighth Expansion Plans are prepared with the help (in whole or in part) of Landlord's architect, Tenant agrees to remain solely responsible for the timely preparation and submission of the Eighth Expansion Plans and for all elements of the design of such Eighth Expansion Plans and for all costs related thereto. Tenant has assured itself by direct communication with the architect and engineers (Landlord's or its own, as the case may be) that the final approved Eighth Expansion Plans can be delivered to Landlord on or before October 2, 2000 (the "Eighth Expansion Plans Due Date"), provided that Tenant promptly furnishes complete information concerning its requirements to said architect and engineers as and when requested by them. Tenant covenants and agrees to cause said final, approved Eighth Expansion Plans to be delivered to Landlord on or before said Eighth Expansion Plans Due Date and to devote such time as may be necessary in consultation with said architect and engineers to enable them to complete and submit the Eighth Expansion Plans within the required time limit. Time is of the essence in respect of preparation and submission of Eighth Expansion Plans by Tenant, (The word "architect" as used in this Exhibit B-3 shall include an interior designer or space planner.)

3. In the event Landlord's estimate and/or the actual cost of the Eighth Expansion Space Landlord Work shall exceed the Maximum Amount, Landlord, prior to commencing any construction of Eighth Expansion Space Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Eighth Expansion Space Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees.

                                  EXHIBIT B-3

         Within three (3) Business Days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Eighth Expansion Space Landlord Work. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

4. In the event Landlord's estimate and/or the actual cost of construction shall exceed the Maximum Amount (such amounts exceeding the Maximum Amount being herein referred to as the "Eighth Expansion Excess Costs"), Tenant shall pay to Landlord such Eighth Expansion Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

5. If Tenant shall request any change, addition or alteration in any of the Eighth Expansion Plans after approval by Landlord, Landlord shall have such revisions to the drawings prepared, and Tenant shall reimburse Landlord for the cost thereof, plus any applicable state sales or use tax thereon, upon demand to the extent that the cost of performing such revisions cause the cost of Eighth Expansion Space Landlord Work to exceed the Maximum Amount. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost, if any, which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant, within one (1) Business Day, shall notify Landlord, in writing, whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Eighth Expansion Space disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Eighth Expansion Space until it receives notice of Tenant's decision, in which event Tenant shall be responsible for any delay in completion of the Eighth Expansion Space resulting therefrom. In the event such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Maximum Amount, such increased estimate or costs shall be deemed Eighth Expansion Excess Costs pursuant to Paragraph 4 hereof and Tenant shall pay such Eighth Expansion Excess Costs, plus any applicable state sales or use tax thereon, upon demand.

6. Following approval of the Eighth Expansion Plans and the payment by Tenant of the required portion of the Eighth Expansion Excess Costs, if any, Landlord will cause the Eighth Expansion Space Landlord Work to be constructed substantially in accordance with the approved Eighth Expansion Plans. Landlord shall notify Tenant of substantial completion of the Eighth Expansion Space Landlord Work.

7. This Exhibit B-3 shall not be deemed applicable to any additional space added to the Premises (including, without limitation, the Eighth Expansion Space) at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Premises (including, without limitation, the Eighth Expansion Space) or any additions to Premises (including, without limitation, the Eighth Expansion Space) in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.


                                  EXHIBIT B-3

         IN WITNESS WHEREOF, Landlord and Tenant have entered into this Exhibit as of the date first written above.

                                       LANDLORD:

                                       EOP-BAY PARK, PLAZA, L.L.C., a Delaware
                                       limited liability company

                                       BY: EOP Operating Limited Partnership, a
                                           Delaware limited partnership, its
                                           sole member

                                           By: Equity Office Properties Trust, a
                                               Maryland real estate investment
                                               trust, its general partner

                                               By: /s/ ROBERT E. DEZZUTTI
                                                   -----------------------------
                                               Name: Robert E. Dezzutti
                                                     ---------------------------
                                               Title: Vice President
                                                      --------------------------

                                       TENANT:

                                       CROSSWORLDS SOFTWARE, INC., a Delaware
                                       corporation

                                       By:    /s/ ALFRED J. AMOROSO
                                              ----------------------------
                                       Name:  Alfred J. Amoroso
                                              ----------------------------
                                       Title: President & CEO
                                              ----------------------------

                                       By:
                                              ----------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------


                                  EXHIBIT B-3